Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Infrastructure Capital Equity Income ETF
(formerly InfraCap Equity Income Fund ETF)
Listed on NYSE Arca, Inc.: ICAP

Infrastructure Capital Small Cap Income ETF
(formerly InfraCap Small Cap Income ETF)
Listed on NYSE Arca, Inc.: SCAP

Infrastructure Capital Bond Income ETF
Listed on NYSE Arca, Inc.: BNDS

Each a Series of Series Portfolios Trust (each, a “Fund and together, the “Funds”)

May 12, 2025

Supplement to the Statement of Additional Information (“SAI”) dated March 30, 2025, for the Infrastructure Capital Equity Income ETF and the Infrastructure Capital Small Cap Income ETF, and to the SAI dated January 14, 2025 for the Infrastructure Capital Bond Income ETF.

At a meeting of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) on April 24, 2025, the Board accepted the resignations of Ms. Elaine E. Richards from her role as Trustee of the Trust and Chair of the Board and Mr. Richard E. Grange from his role as Assistant Treasurer of the Trust. At the same meeting, the Board, including all of the Independent Trustees, reviewed the recommendation of the Governance and Nominating Committee, and unanimously approved the appointment of Mr. Koji Felton as Chair of the Board. In connection with Ms. Richards and Mr. Grange’s resignations, all references and information relating to Ms. Richards and Mr. Grange are hereby removed from each Fund’s SAI.

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Please retain this supplement for your reference.